MASTER FINANCE LEASE        ZIONS CREDIT CORPORATION         Lease No. 7403
         (T)                     P. O. Box 3954              Date: June 26, 1997
                         Salt Lake City, Utah 84110-3954

ZIONS CREDIT CORPORATION (hereinafter "LESSOR"), a Utah corporation, with offices at 37 West 100 South, Salt Lake City, Utah and DNR USA, Inc. and Marker International as Co-Lessees (hereinafter "LESSEE"), with offices at 2300 South 1070 West West Valley, UT 84119 in consideration of the mutual covenants and promises hereinafter set forth agree as follows:

  1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor (for commercial and business purposes only) the property described and referred to in any Equipment Schedule or Schedules now or hereafter executed by the parties hereto (hereinafter "Equipment" or "Item of Equipment"). The terms and conditions hereof shall be deemed to form a part of each Equipment Schedule. Each Equipment Schedule shall constitute a separate lease agreement incorporating all of the terms and conditions hereof.

  2. TERM, RENTAL. The lease term and rental payments are specified in said Equipment Schedule. Lessee's obligation to make rental and other payments is unconditional and rental payments shall be paid without defense, offset, or counterclaim. The term shall commence on the date indicated on each Equipment Schedule. All rents shall be paid at the office of Lessor in Salt Lake City or at such other place as Lessor may hereafter designate.

  3. EQUIPMENT SCHEDULES. Lessor, in its sole discretion, from time to time, and by mutual consent with Lessee, may lease other Equipment to Lessee, subject to the terms and conditions contained in this Lease for such term and rental payments as may be agreed, by execution of subsequent Equipment Schedules. Lessor retains the right for any reason to decline any Equipment transaction proposed by Lessee.

  4. OWNERSHIP. Title to the Equipment shall at all times remain in Lessor except as set forth in this Lease or the Equipment Schedule. The Equipment is and shall remain personal property, notwithstanding that the Equipment or any part thereof may be or hereafter become in any manner affixed to or attached to any real property or any building thereon. Lessor may require Lessee, at Lessee's expense, to affix and keep affixed in a prominent place on Equipment labels, plates, or other markings stating that the Equipment is owned by Lessor. Lessee agrees to keep the Equipment at the location set forth above or at such other location as specified in the applicable Equipment Schedule, and will notify Lessor promptly in writing of and prior to any change in the location of the Equipment within such State, but will not remove the Equipment from such State without the prior written consent of Lessor. Lessee shall pay to Lessor an amount equal to all taxes paid, payable or required to be collected by Lessor, however designated, which are levied or based on the monthly rental or on the possession, use, operation, control, or value of the Equipment, including, without limitation, state and local privilege or excise taxes, sales and use taxes, property taxes, and taxes or charges based on gross revenue, excluding taxes based on Lessor's net income. Lessor shall invoice Lessee for all such taxes and Lessee shall promptly remit to Lessor all such taxes and charges upon receipt of such invoice from Lessor. Lessee agrees to pay all penalties and interest resulting from its failure to timely remit such taxes to Lessor. Charges for penalties and interest shall be promptly paid by Lessee when invoiced by Lessor.

  5. DISCLAIMER,  WARRANTIES,  DEFECTS,  SHIPPING CHARGES.  Lessor warrants that during  the  term of this  Lease,  if no  Event  of  Default  has occurred,  Lessee's use of the Equipment shall not be interrupted
Initial Here   by  Lessor  or  anyone  claiming  solely through or under Lessor.
               The  warranty set forth in the  preceding  sentence is in lieu of
/s/TJT         all  other  warranties  of  Lessor,  whether  written,  oral,  or
-------        implied;  and Lessor  shall not,  by virtue of having  leased the
               Equipment or delivered any bill or bills of sale pursuant to this
               Lease, or for any other reason be deemed to have made, and Lessor
Initial Here   hereby DISCLAIMS,  ANY  OTHER REPRESENTATION OR WARRANTY,  EITHER
               EXPRESSED OR  IMPLIED,  AS  TO  ANY  MATTER  WHATSOEVER,  WITHOUT
/s/BF          LIMITATION.  The  seller,   method  of  shipment,   make,  model,
-------        specifications,  performance  capacities,  and all other  matters relating to the ordering,  delivery,  operation,  and performance of each Item of  Equipment  have  been selected and determined by
               Lessee and Lessee agrees:



       (i) ALL EQUIPMENT IS LEASED IN AN "AS IS" CONDITION. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE EQUIPMENT IS WITH LESSEE. THIS DISCLAIMER AND WARRANTY AGREEMENT IS EXPRESSLY IN LIEU OF ANY AND ALL REPRESENTATIONS AND WARRANTIES EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
           PURPOSE OR CONCERNING THE DESIGN OR CONDITION OF THE EQUIPMENT, WHETHER ARISING FROM STATUTE, COMMON LAW, CUSTOM, OR OTHERWISE. NO PERSON SHALL HAVE ANY AUTHORITY TO BIND LESSOR TO ANY REPRESENTATION OR WARRANTY, INCLUDING THOSE REGARDING ANY TAX BENEFITS TO WHICH LESSEE MAY OR MAY NOT BE ENTITLED, OTHER THAN THIS DISCLAIMER AND WARRANTY. LESSOR SHALL NOT BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES INCLUDING LOSS OF BUSINESS, RESULTING FROM THE USE OF THE EQUIPMENT OR CAUSED BY ANY DEFECT, FAILURE, OR MALFUNCTION OF THE EQUIPMENT WHETHER A CLAIM FOR SUCH DAMAGE IS BASED UPON WARRANTY, CONTRACT, STRICT LIABILITY, NEGLIGENCE, OR OTHERWISE.

       (ii) TO INDEMNIFY AND SAVE LESSOR HARMLESS FROM ANY AND ALL LIABILITY ATTRIBUTABLE TO THE SELLER OF ANY ITEM OF EQUIPMENT.

       (iii)TO PAY ALL SHIPPING CHARGES AND OTHER EXPENSES INCURRED IN CONNECTION WITH THE SHIPMENT OF THE EQUIPMENT BY THE SELLER TO LESSEE AND TO BEAR ALL RISK OF LOSS THEREOF FROM AND AFTER THE DATE OF THIS LEASE.

       (iv) LESSOR SHALL NOT BE LIABLE FOR AND LESSEE WILL BE LIABLE FOR LOSS OR DAMAGE OCCASIONED BY ANY CAUSE, CIRCUMSTANCE, OR EVENT OF WHATSOEVER NATURE, ARISING OUT OF THE ORDERING, MANUFACTURING, DELIVERY, OPERATION, MAINTENANCE, OR PERFORMANCE OF THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO THE FACT THAT LESSOR HAS NOT INSPECTED THE EQUIPMENT. Nothing herein contained shall be construed to deprive the Lessee of whatever rights Lessee may have against parties other than the Lessor such as the supplier and the manufacturer of any Equipment and Lessee agrees to look solely to such third parties with respect to any and all claims concerning the Equipment. So long as Lessee is not in breach or default of this Lease, Lessee may pursue such claims for the mutual benefit of Lessor and Lessee.

  6. LESSEE'S INSPECTION AND ACCEPTANCE. Execution of the delivery and acceptance notice by Lessee shall conclusively establish that Lessee has irrevocably accepted Equipment, that it is in full compliance with the terms of this Lease, and that it is in good condition and repair.

  7. LESSOR'S INSPECTION. Upon the request of Lessor, Lessee shall advise Lessor as to the location of each Item of Equipment and shall, at any reasonable time, make the Equipment available to Lessor for inspection at the place where it is ordinarily located, and shall make Lessee's records pertaining to the Equipment available to Lessor for inspection.

  8. SUBLEASE AND ASSIGNMENT. Lessee will NOT SUBLET, LEND, OR OTHERWISE RELINQUISH POSSESSION OF THE EQUIPMENT (directly or indirectly through change in ownership of Lessee by Lessee's owners) OR ASSIGN this Lease or any of its rights hereunder without the prior written consent of Lessor. In no event shall any sublease, lending arrangement, or other relinquishment of possession of the Equipment, or any assignment by Lessee of this Lease or any of its rights hereunder, whether or not done with the knowledge or approval of Lessor, cause Lessee's obligations under this Lease to be discharged or diminished to any extent. Lessor may assign this Lease and any or all rights it has hereunder without Lessee's consent. Lessee hereby waives and agrees not assert against assignee of Lessor any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever. Any such assignment by Lessor shall not materially change the Lessor's duty nor materially increase the burden or risk imposed on the Lessee under this Lease. For purposes of the Lease, the term "Lessor" shall include any assignee of Lessor of this Lease or Lessor's rights in the Equipment, and such assignee shall have all of the rights but none of the obligations under this Lease.

  9. MAINTENANCE, USE, AND COMPLIANCE WITH LAWS. Lessee, at its own cost and expense, shall repair and maintain the Equipment and comply with the Equipment manufacturer's operating procedures and warranty requirements so as to keep the Equipment in good operating condition, ordinary wear and tear excepted. Lessee shall arrange and pay for any repairs necessary in order to the manufacture or qualified maintenance organization to accept the Equipment under contract maintenance at the applicable standard rates. Lessee may from time to time add parts or accessories to any Item of Equipment provided that such addition does not impair the value or utility of such Item of Equipment. Any parts or accessories added will become part of the Equipment and will be the property of Lessor. Any parts or accessories removed by or on behalf of Lessee from the Equipment shall be replaced with compatible parts or accessories in better condition than the part or accessory so removed. Lessee shall use the Equipment solely in the conduct of its business and shall use and maintain the Equipment in conformity with all governmental laws, ordinances, regulations, requirements, and rules and in accordance with general industry standards for the maintenance of the equipment.

 10. MORTGAGE, LIENS, ETC. Lessee will not directly or indirectly create, incur, assume, or suffer to exist any mortgage, security interest, pledge, lien, charge, encumbrance, or claim on or with respect to the Equipment, title thereto, or any interest therein (and Lessee will promptly, at its own expense, take such action as may be necessary to duly discharge any such mortgage, security interest, pledge, lien, charge, encumbrance, or claim) except (a) the respective rights of Lessor and Lessee as herein provided,
     (b) liens or encumbrances which result from claims against Lessor (other than liens and encumbrances arising from failure of Lessee to perform any of Lessee's obligations hereunder), (c) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings, (d) inchoate materialmen's, mechanics', workmen's, repairmen's, employee's, or other like liens arising in the ordinary course of business and not delinquent.

 11. LOSS, DAMAGE, OR REPLACEMENT. In the event any Item of Equipment shall be lost, stolen, destroyed, damaged beyond repair, or rendered permanently unfit for use, Lessee shall remain obligated under this Lease, and this Lease will continue in full force and effect. In such an event, Lessee may discharge its covenant to pay rent by paying to Lessor within 30 days of loss, all rent plus all other sums due under this Lease, together with the termination value of such Equipment, which is the anticipated fair market value at the end of the lease term, less the amount of recovery, if any, actually received by Lessor from any insurance or otherwise resulting from such Equipment being lost, stolen, destroyed, damaged beyond repair, or rendered permanently unfit for use. If any one or more of the events enumerated in the first sentence of this section occur, or if any Item of Equipment is replaced, Lessee shall immediately notify Lessor in writing. If any Item of Equipment is damaged, but not beyond repair, Lessee, at its own cost and expense, shall promptly repair such Item of Equipment so that it will be in the same or better condition as it was before the damage occurred. In the event that any Item of Equipment is replaced for any reason it must be with the prior written approval of Lessor and with comparable equipment in quality and workmanship to the original Equipment. All new Equipment replacing any original Item of Equipment shall become the property of Lessor and subject to this Lease and the applicable Equipment Schedule. Lessee agrees to execute any documentation required by Lessor to protect Lessor's ownership in the new Equipment. All costs of the new Equipment will be borne by Lessee and Lessee warrants to Lessor free and clear title to the new Equipment.

 12. INSURANCE. Lessee shall, at its own expense, maintain at all times from the time Lessee has an insurable interest, public liability, property damage, and physical damage insurance in amounts satisfactory to Lessor and with insurance companies protecting Lessor as an additional insured and loss payee thereunder, and providing for 30 day's written notice to Lessor before any policy shall be altered or canceled. Lessee shall immediately deliver to Lessor evidence of such insurance coverage satisfactory to Lessor. Lessee covenants, warrants, and represents that Lessee will not do any act or voluntarily suffer any act to be done whereby any insurance required hereunder shall or may be suspended, impaired, or defeated and that Lessee in no circumstances will suffer or permit any Item of Equipment to be used or operated during any period under this Lease when Lessor may be at risk for the risks protected against by the above-described insurance without all said insurance being fully in effect. Lessee shall make and file timely all claims, and Lessee may, unless Lessee is then in default, settle and adjust all such claims. In the event of default by Lessee, Lessee hereby irrevocably authorizes Lessor to make, settle, and adjust claims under such policy or policies and to endorse the name of Lessee on any check or another item of payment for the proceeds thereof.

13.  INDEMNITY.


     (a) Lessee agrees and covenants to indemnify, protect, save harmless, and defend Lessor and its employees, officers, directors, agents, and servants from any and all claims, actions, suits, liabilities, damages, losses, costs, and expenses, including reasonable attorney's fees, incurred or asserted against Lessor in any way relating to, arising out of, or as the result of the manufacture, purchase, acceptance or rejection, ownership, delivery, lease, possession, use, condition, maintenance, sale, return, or other disposition hereunder of the Equipment. The scope of this indemnity includes, but is not limited to, all claims based on negligence, excluding lessors acts or ommissions, breach of contract, breach of warranty, or strict liability. Specifically, without limiting the foregoing, Lessee shall indemnify and hold Lessor harmless against all claims of trademark, patent and copyright infringement, and of the wrongful use of trade secrets or proprietary information in any form, against all claims for property damage, personal injury or wrongful death, and against all claims that the Equipment or any part thereof is or has become a fixture with respect to any real property. Lessee's obligations hereunder will survive the expiration of the Lease with respect to events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the term of the applicable Equipment Schedules.

     (b)  Deleted
/s/TJT
------

/s/BF
------


     (c) Notwithstanding anything to the contrary set forth in paragraph (b) of this Section, Lessee shall have no liability to Lessor under paragraph
          (b) of this Section for any loss which results from:

          (i) an act or failure to act by Lessor, which act or failure to act causes Lessor to lose the depreciation;

          (ii)  Lessor   having   insufficient   income  to  benefit   from  the
                depreciation.

     (d) Lessor agrees to notify Lessee promptly of any claim made by the Internal Revenue Service against Lessor in respect to the disallowance of such depreciation deductions or the recapture of depreciation which relates to information which may be particularly within the knowledge of Lessor. Lessor further agrees that, should all or any portion of the said depreciation deductions be disallowed or such depreciation be recaptured as aforesaid, Lessor will contest (including appeals of administrative determinations and adverse court decisions and defending appeals of favorable decisions) the disallowance or recapture if so requested by Lessee, provided that Lessee agrees to indemnify and provide adequate security to Lessor for such indemnification obligation for all Lessor's costs and expenses, including reasonable attorney's fees, in connection with such contest.


 14. SURRENDER. Upon the expiration or termination of this Lease, Lessee shall, at its own cost and expense (not to exceed $100,000.00), deinstall, package, load, insure, and return Equipment unencumbered to Lessor at the address specified by Lessor within Salt Lake County, in the same condition as received, reasonable wear and tear excepted, except as otherwise indicated in the applicable Equipment Schedule. If requested by Lessor, Lessee agrees (a) that Lessor may use, without cost to Lessor, Lessee's place of business for the purpose of owning, displaying, selling, leasing or otherwise disposing of all or any of the Equipment for up to 90 days after termination or expiration of the applicable Equipment Schedule, and
     (b) to act as Lessor's agent to lease or sell the Equipment pursuant to written instruction of Lessor. In the event that Lessee retains possession of the Equipment and with the consent of Lessor, after expiration of the applicable Equipment Schedule term, this Lease shall be deemed to be in effect on a month to month basis. Except as provided in this paragraph all terms and conditions of this Lease shall continue. Rent payments shall continue at the rate set forth in the Equipment Schedule or Schedules pertaining to the Equipment retained by Lessee. Rent paid on a month to month basis shall not create any ownership rights in the Lessee in the Equipment. Lessee shall arrange and pay for any repairs necessary in order for the manufacturer or qualified maintenance organization to accept the Equipment under contract maintenance at the applicable standard rates.


 15. DEFAULT AND REMEDIES.

      (a) Time is of the essence and the following events shall constitute Events of Default:

         (i) Lessee shall fail to make any rent or other payment hereunder including payment of insurance, personal property taxes, other taxes, fees, or assessments within 10 days after the same shall become due; or

         (ii) Lessee shall fail to perform or observe any other covenant, condition, or agreement to be performed or observed by it under this Lease or any Equipment Schedules or amendments thereto; or

         (iii) Lessee shall make any representation or warranty to Lessor under this Lease or any Equipment Schedules or amendments thereto, or furnish any document or certificate to Lessor in connection therewith that shall prove to be incorrect in any material respect at the time made; or

         (iv) Lessee does not generally pay its debts as they become due, ceases to do business as a going concern, or shall admit in writing its inability to pay its debts; or shall make an assignment for benefit of creditors; or shall commence, or have commenced against it, any case, proceeding, or action seeking to have an order for relief entered on its behalf or against it as a debtor or to adjudicate it as bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any part of its property; or to take any action in contemplation of or to authorize any of the above actions; or

         (v)   The  occurrence of any event  described in (i), (ii),  (iii),  or
               (iv) with respect to any guarantor or with respect to any other party liable to Lessor in the event of Lessee's nonpayment or nonperformance of this Lease, or any Equipment Schedules or amendments thereto; or

         (vi)  The  breach,   termination,   or  adverse   modification  of  any
               instrument, agreement, or document by which such guarantor or other party is liable to Lessor; or

         (vii) Lessee shall fail to discharge any mortgage, security interest, pledge, lien, charge, encumbrance, or claim as described in section 10; or

         (viii)Lessee is in default pursuant to the provisions of any other agreement by and between Lessor and Lessee; or

         (ix) Lessee or any such guarantor is in default, and any applicable cure period has expired, under any material agreement for the payment of money; or

         (x) The death or incapacity of Lessee or any guarantor, if an individual, or the merger, consolidation, acquisition, liquidation, termination or dissolution of Lessee or any such guarantor, if a corporation, partnership or other business association, or if Lessee or any such guarantor shall sell or turn over the management or operation of all or any substantial portion of this property, assets or business to any other person, corporation, partnership, or other business associations; or

     (b) In the Event of Default, Lessor at its sole option shall have the right to exercise concurrently or separately any one or more of the following remedies, and without any election of remedies being deemed to have been made:


          (i) With or without notice or demand, declare the present value of the remaining payments plus the present value of the purchase option along with applicable taxes and late fees to be immediately due and payable;


          (ii) With or without notice or demand and with or without legal process, enter into the premises where any or all Items of Equipment may be located and take possession of and remove the same. Any such taking of possession shall not constitute termination of this Lease as to any or all Items of Equipment unless Lessor expressly notifies Lessee in writing to that effect. In the event of entry and repossession, Lessee hereby expressly waives all rights to possession and all claims for damages or loss by reason of such entry and repossession;

          (iii)Terminate this Lease and any Equipment Schedules or amendments thereto and retain as damages all rents or other amounts paid by Lessee;


          (iv) Lessor may lease the Equipment to any third party, upon such commercially reasonable terms and conditions as Lessor shall determine, or may sell the Equipment at private or public sale, at which sale Lessor may be the purchaser. In either of such events, there shall be due from Lessee and Lessee shall immediately pay to Lessor the present value of the rentals plus all other sums provided to be paid herein together with the present value of the Purchase Option less the net proceeds of the sale or re-lease, net proceeds being defined as follows: the cost basis of the new lease to any third person or the purchase price at said sale, as the case may be, less all costs and expenses of Lessor in repossessing, holding, re-leasing, transporting, repairing, selling, or otherwise handling the Equipment;


          (v) Proceed by appropriate action either at law or in equity or bankruptcy to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for breach thereof;

          (vi) Use, without cost to Lessor, Lessee's place of business for the purpose of storing, displaying, selling, leasing, or otherwise disposing of all or any portion of the Equipment; and

          (vii)Pursue any other remedy  available to Lessor at law or in equity.


      (c) Upon the occurrence of an Event of Default all amounts remaining unpaid shall accrue interest at the rate of fourteen percent (14%) per annum both before and after judgment.


  16. COLLECTION CHARGES, RIGHT OF SET-OFF. Should Lessee fail to pay when due any part of the rent herein provided or any other sum required to be paid to Lessor by Lessee, Lessee shall pay to Lessor a reasonable late charge of five percent (5%) of all payments due, together with all other expenses necessarily incurred by reason of Lessee's default. Upon the occurrence of any Event of Default, Lessor is hereby authorized at any time and from time to time, without notice to Lessee (any such notice being expressly waived by Lessee), to set off and apply any and all deposits at any time held to any obligation of Lessee under this Lease and any Equipment Schedules. In the event that this Lease or any Equipment Schedule is assigned by Lessor, the assignee thereof shall be entitled to the same rights of set off as Lessor for any and all deposits (general or special, time or demand, provisional of final) at any time held by such assignee against any obligations of Lessee.

  17. ADDITIONAL FEES. In addition to the rent provided herein, Lessee agrees to pay to Lessor reasonable fees for preparation of documents, filing and/or recording fees, plus all other costs and expenses incurred by Lessor in recovering possession of the Equipment of in negotiating, preparing, enforcing, or protecting Lessor's rights under this Lease or any Equipment Schedules, including but not limited to, all attorney's fees, all costs and expenses of obtaining abstracts and title reports, title insurance, appraisals, foreclosure reports, and all costs incurred in preserving, recovering, storing, or selling any Item of Equipment. Further, Lessor may charge a Lease origination fee which shall be disclosed to Lessee prior to the execution of this Lease, or any Equipment Schedules.


  18. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR. In the event that Lessee shall fail duly and promptly to perform any of its obligations under this Lease or any Equipment Schedule, Lessor may, at its option, immediately or at any time thereafter perform the same for the account of Lessee without thereby waiving such default, and any amount paid for expenses or liability incurred by Lessor in such performance, together with interest thereon at a rate of fourteen percent (14%) per annum, shall be payable by Lessee upon demand as additional rent for the Equipment.


  19. NOTICES, REMEDIES, WAIVERS, SUCCESSORS. All notices relating to this Lease or to any Equipment Schedule shall be delivered in person to an office of Lessor or Lessee or shall be mailed by United States mail postage prepaid to Lessor or Lessee at its respective address shown above or at any later address last known to the sender. All remedies of Lessor hereunder are cumulative and not alternative. A waiver of a default shall not be a waiver of any other subsequent default. This Lease shall be binding upon Lessor and Lessee and Lessee's heirs, executors, administrators, successors, and assigns and shall inure to the benefit of the successor and assigns of Lessor.

  20.  ARBITRATION DISCLOSURES.

          (i) Arbitration is usually final and binding on the parties and subject to only very limited review by a court.

          (ii) The parties are waiving their right to litigate in court, including their right to a jury trial.

          (iii)Pre-arbitration discovery is generally more limited and different from court proceedings.

          (iv) Arbitrators' awards are not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

          (v) A panel of arbitrators might include an arbitrator who is or was affiliated with the banking industry.

     ARBITRATION PROCEDURES:

     (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, AND including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceeding hereunder.

     (b) In any judicial action or proceeding arising out of or relating to this Lease or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subsection (c) hereto.

     (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

     (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo; such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, and all other related costs.

     (e) At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or mortgage or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (f) Notwithstanding the applicability of other law to any other provision of this Lease or any Equipment Schedule, the Federal Arbitration Act, 9 U.S.C. section 1 et seg., shall apply to the construction and interpretation of this arbitration section.

  21. GOVERNING LAWS. This agreement shall be deemed to have been made and executed in UTAH regardless of the order in which the signatures of the parties shall be affixed hereto and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of UTAH except as may be provided in Section 20.

  22. CONFLICT OF APPLICABLE LAW. If any provision of this Lease or any Equipment Schedule is contrary to, prohibited by, or deemed invalid under applicable laws or regulations of any jurisdiction in which it is sought to be enforced, then such provision shall be deemed inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof.

  23. STATEMENTS. Lessee will furnish Lessor within 90 days after the close of each fiscal year of Lessee, a balance sheet and profit and loss statement as of the end of such year and, within 60 days after the close of each quarter, quarterly financial statements, all prepared in accordance with generally accepted accounting principles, and such other information respecting the financial condition and operations of Lessee as Lessor may from time to time reasonably request.

  24. UNIFORM COMMERCIAL CODE. At Lessor's request, Lessee shall execute and deliver to Lessor any document Lessor believes will protect Lessor's ownership interest in the Equipment under the Uniform Commercial Code as adopted by the State of Utah or any other state where Equipment is to be located. The execution and/or filing of any such document shall not alter the parties' respective interest in and rights to the Equipment. Without limiting the foregoing, Lessee hereby authorizes and irrevocably appoints Lessor as Lessee's attorney in fact, with full power of substitution, to execute and file any financing statement and other documents in all places where necessary to protect Lessor's interest in the Equipment.

  25. LESSEE REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants, and shall be deemed to have made all of the representations and warranties as of the date each respective Equipment Schedule is executed and delivered by Lessee, as follows:

         (i) Lessee is a corporation, duly organized, validly existing, and in good standing under the laws of the state of its incorporation and in all jurisdictions where the Equipment will be located or operated under the Lease.

         (ii) Lessee has all requisite power and authority to conduct its business, to own and lease its properties and to enter into and perform all of its obligations under the Lease.

         (iii) This Lease has been duly authorized by Lessee and constitutes the valid, legal, and binding obligation of Lessee and is enforceable in accordance with its terms.

         (iv) No event has occurred or is continuing which constitutes an event of default under the Lease. There is no judicial or administrative action, suit, order, or proceeding pending or threatened against or affecting Lessee or any guarantor before or by any court, administrative agency or other governmental authority which brings into question the validity of the transaction contemplated by the Lease (or any guarantee thereof) or which might materially impair the ability of Lessee or any such guarantor to perform its obligations under the Lease or guarantee thereof.

         (v) Lessee has no contingent or disputed liabilities or unrealized or anticipated losses which in the aggregate are material or any material commitments of an unusual or burdensome character;

         (vi) In addition to notices required herein, Lessee shall immediately give notice in writing to Lessor of (a) the occurrence of an Event of Default, or any condition, event or act which with the giving of notice, failure to cure or the passage of time or all the foregoing would constitute such an Event of Default; and (b) any change in the name of business of Lessee, any change in its form, management or organizational structure and any change in Lessee's address of principal location(s) of business.


  26. ENTIRE AGREEMENT.  This  Lease  contains  the entire agreement between the
               parties  and  may  not  be  changed,  modified,   terminated,  or
Initial Here   discharged  except  in  writing  and  may  not be contradicted by evidence of any alleged prior on contemporaneous  oral agreement.
/s/TJT         There are no promises,  terms,  conditions,  or obligations other
-------        than those contained  herein;  and this Lease shall supersede all previous communications,  representations,  or agreements, either
Initial Here   verbal   or   written,    between   the   parties   hereto.  This
               agreement is, and is intended to be a lease,  and Lessee does not
/s/BF          acquire hereby any right, title, or interest whatsoever, legal or
-------        equitable,  in or to any of the  Equipment or the proceeds of the sale of any Equipment, except its interest as a lessee hereunder.
               Each  of  Lessee's   obligations   hereunder  shall  survive  the
               expiration of this Lease or any Equipment Schedule thereto.

                    By execution hereof, the signer hereby certifies that he has read four pages of this Agreement, and that he/she is duly authorized to execute this Lease on behalf of the Lessee.


                            Executed  this      day of ,                   1997.
                                           ----          -----------------

                            DNR USA, Inc. and Marker International as Co-Lessees
                            ----------------------------------------------------
                                              Lessee
                             DNR USA, Inc.

/s/Stacey Speechley             By         /s/Bob Frey          General Manager
---------------------------     ------------------------------------------------
Witness to Lessee Signature             Authorized Signature      Title

                                        BOB FREY
                                ------------------------------------------------
                                        Print Name of Signatory
State of  Utah           )
                         )ss
County of Salt Lake      )

Subscribed and sworn to before me
this 7 day of July, 1997.               /s/Stacy Speechley
    ---       ----                      ----------------------------------------
                                        Notary Public

                                        Salt Lake
                                        ----------------------------------------
                                        Residing at

                             Marker International
/s/Stacey Speechley
---------------------------  By         /s/Terry Tuttle           CFO
Witness to Lessee Signature     ------------------------------------------------
                                        Authorized Signature      Title

                                        TERRY TUTTLE
                                ------------------------------------------------
                                        Print Name of Signatory
State of Utah             )
                          )ss
County of Salt Lake       )

Subscribed and sworn to before me
this 7 day of July, 1997.               /s/Stacey Speechley
    ---       ----                      --------------------------------------
                                        Notary Public

                                        Salt Lake
                                        --------------------------------------
                                        Residing at

Accepted this   day of       , 1997.
             ---       -----

       ZIONS CREDIT CORPORATION
------------------------------------
                Lessor
By
  ----------------------------------
            Norman Weldon

Title:     Vice President
      ------------------------------


Rev: 4-15-97                      THIS LEASE CANNOT BE CANCELLED

                                Page 4 of 4



                                                   Lease No:  7403
                         EQUIPMENT SCHEDULE        Lease Date:  June 26, 1997
                                 (T)               Schedule No:  1
                                                   Schedule Date:  June 26, 1997

ZIONS CREDIT CORPORATION (hereinafter "Lessor"), a Utah corporation, with offices at 37 West 100 South, Salt Lake City, Utah and DNR USA, Inc. and Marker International as Co-Lessees (hereinafter "Lessee") with offices at 2300 South 1070 West West Valley, UT 84119 have entered into a Master Finance Lease No. 7403 dated June 26, 1997 (the "Master Lease") pursuant to which Lessor has agreed to lease to Lessee, and Lessee has agreed to lease from Lessor, the equipment described in one or more Equipment Schedules to the Lease.

     NOW, THEREFORE, Lessee by executing this Equipment Schedule and Lessor by accepting it hereby agree as follows:

     1. Master Lease. The terms and conditions of the Master Lease are by this reference incorporated herein as if fully set forth herein and together with the terms and conditions hereof, and of all schedules, riders, addenda and/or exhibits that are attached or refer to this Equipment Schedule, constitute a single and severable agreement of lease (this "Lease").

     2. Equipment. The Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the property described in the Attached Schedule "A" ("Equipment") upon the terms and conditions of the Lease except as expressly provided herein.

     3. Lessee shall pay all rents to Lessor at the office of Lessor in Salt Lake City, Utah or at such other place as Lessor may hereafter designate. Rent payments are due monthly in advance commencing , 1997, and subsequently on the same day of each month thereafter for a period of 84 months. The total advance rental of $35,166.38 (representing the first months payment(s)) is due at the time of signing this Equipment Schedule. The rental amount is as follows:

             Rent 42 @:  $35,166.38
        Use Tax (0.0%):        0.00   (or applicable rate at time rental is due)
                               ----
            TOTAL RENT:  $35,166.38
                         ==========

             Rent 42 @:  $42,981.13
        Use Tax (0.0%):        0.00   (or applicable rate at time rental is due)
                               ----
            TOTAL RENT:  $42,981.13
                         ==========

     4. Lease Term. The term of this Lease with respect to the Equipment described herein commences on _____________ , 1997, and unless earlier terminated in accordance with the provisions of the Lease, expires on ________________ , 2004.

     5. Property Taxes. Lessor is the owner of the Equipment. With the exception of titled vehicles, Lessor will declare the Equipment with the taxing authorities, obtain and pay the tax bill, and then invoice Lessee for the property taxes. If Lessee believes any of the Equipment is property tax exempt, Lessee must inform Lessor prior to commencing the Lease.

     6. Lessee irrevocably authorizes Lessor to insert the commencement and expiration date of the Lease term and the commencement date of the Lease payments on this Equipment Schedule and the serial number(s) of the Equipment on the attached Schedule "A".

     7. Counterparts. The Equipment Schedule evidencing this Lease may be executed in more than one original counterpart. However, only the counterpart designated below as "Counterpart No. 1" shall evidence the monetary obligation of Lessee with respect to this Lease. To the extent, if any, that this Lease constitutes "chattel paper," as that term is defined in Utah Uniform Commercial Code, no security interest in this Lease may be created or perfected by the transfer or possession of any counterpart hereof other than "Counterpart No. 1."


                            Executed this  1  day of July , 1997.
                                          ---        ----     --


                            DNR USA, Inc. and Marker International as Co-Lessees
                            ----------------------------------------------------
                                               Lessee
                            DNR USA, Inc.

                            By:    /s/Bob Frey
                                   ---------------------------------------------
                            Title: General Manager
                                   ---------------------------------------------


                            Marker International

                            By:    /s/Terry Tuttle
                                   ---------------------------------------------
                            Title: CFO
                                   ---------------------------------------------


Accepted this     day of          , 19  .
              ---        ---------    --


         ZIONS CREDIT CORPORATION
-----------------------------------------
                  Lessor

By:
     ------------------------------------
            Norman Weldon
Title:       Vice President
     ------------------------------------


Rev:  11/18/96